December 31, 2014
As supplemented January 20, 2015

Prospectus

The Purisima Funds
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The Purisima All-Purpose Fund

Trading Symbol: PURLX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Table of Contents - The Purisima All-Purpose Fund Prospectus

SUMMARY SECTION

Investment Objective

The Purisima All-Purpose Fund (the “Fund”) seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	317.37%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses1	318.40%
Fee Waiver and/or Expense Reimbursement2	-316.90%
Net Annual Fund Operating Expenses	1.50%

1
As of January 20, 2015, Fisher Asset Management, LLC (the “Adviser”), doing business as Fisher Investments, has voluntarily agreed to waive the management fee for this Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

2
The “Total Annual Fund Operating Expenses” in the table above do not correlate to the “Ratio of expenses to average net assets: Before fees waived” in the Financial Highlights section of this Prospectus, which does not include the Fund’s acquired fund fees and expenses (“AFFE”).

3
The Adviser is contractually obligated to limit the Fund’s total annual operating expenses to 1.50% of the Fund’s average daily net assets through November 30, 2024 (excluding taxes, interests, brokerage commissions, AFFE and extraordinary expenses).  The Board of Trustees of The Purisima Funds (the “Trust”) can terminate this contract at any time upon 60 days’ written notice to the Adviser.  Additionally, the Adviser may decline to renew this contract by written notice to the Trust at least 30 days before its annual renewal date.  Pursuant to this contract, the Adviser may request recoupment for management fee waivers and/or Fund expense payments made during the most recent three fiscal years.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$156	$483	$834	$1,824

Table of Contents - The Purisima All-Purpose Fund Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund anticipates most of the time it will maintain a flexible strategy ranging from defensive to exposure to global equity markets. A defensive strategy is intended to reduce losses from declines in certain markets or even to profit from those market declines. In pursuing either strategy as a non-diversified fund, the Fund may hold domestic and/or foreign (including emerging markets) securities and other instruments that may include derivatives (including futures, options on futures, swaps and exchange-traded notes), money market instruments, common stocks (including small-capitalization stocks) and other equity-like securities (including preferred stock, warrants, rights, and depositary receipts), fixed-income securities (including U.S. Government obligations, sovereign and high-yield debt), shares of other mutual funds and exchange-traded funds. The Fund may also sell securities short. The Fund’s investments in different types of securities may vary significantly based on current or anticipated market conditions.

Note:  As of the date of this Prospectus, 100% of the Fund’s assets are invested in money market instruments and U.S. Government obligations and have been so invested since the Fund’s inception in November 2005.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money.  The Fund is not appropriate for all investors, and is not meant to be a complete investment program.  Market conditions can cause securities to lose money rapidly and unpredictably.

•
General Market Risk. General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

•
Derivatives Risks.  The Fund may make use of futures, options, swaps and exchange-traded notes, which are derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  The Fund predominantly employs these techniques as hedging tools but may on occasion use these techniques speculatively to enhance returns.  These techniques are riskier than many investment strategies and may result in greater volatility for the Fund.  Derivative risks include the risk that losses could be greater than the amount invested.

Table of Contents - The Purisima All-Purpose Fund Prospectus

•
Trading Halt Risks.  Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day.  If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument.  If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts.  In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

•
Non-Diversification Risks.  Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers.  To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

•	Allocation Risks. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

•
Stock Risks.  Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities.  Recently, the financial markets have experienced a period of extreme stress, which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  These market conditions add significantly to the risk of short-term volatility of a fund.

•
Fixed-Income Securities Risks. The Fund may purchase investment grade and high yield debt securities.  Investment grade securities are those securities that at the time of purchase are rated within the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) (Baa or higher), Standard & Poor’s Corporation (“S&P”) (BBB or higher), (or other nationally recognized securities ratings organizations) or securities that are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated.  Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.  Subsequent to its purchase by the Fund, a rated security may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.

•
Large Company Risks.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Smaller Capitalization Companies Risks.  The Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies.  While the Adviser believes that small and medium-sized companies as well as start-up companies can at times provide greater growth potential than larger, more mature companies, investing the securities of these companies also involves greater risk, potential price volatility and cost.  These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies.  In addition, in many instances, the frequency and volume of their trading is substantially less than are typical of larger companies.  Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations.  Trading in securities of these companies tends to be more costly compared to larger companies.  As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Table of Contents - The Purisima All-Purpose Fund Prospectus

•
Exchange-Traded Fund (“ETF”) Risks.   ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Leverage Risks.  This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the value of shares of the Fund to be more volatile than if leverage was not used.  Leverage may result from certain transactions, including the use of derivatives and borrowing.

•
Foreign Investing Risks.  The Fund may purchase foreign securities, including equity-like securities and fixed-income securities.  These securities may involve additional risks, including the possibility that political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation.  Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States.  Also, changes in the value of foreign currencies versus the U.S. dollar can affect the value of the Fund’s foreign investments.  For example, a decline in the value of a foreign currency will reduce the value of foreign investments denominated in that currency.

•
High Portfolio Turnover Risks.  The Adviser may use the Fund as a vehicle to help manage the investments of the Adviser’s separate account and other clients.  Because the Adviser may cause large investments to be made in and out of the Fund relative to its size during such periods, the Fund’s assets could vary significantly from time to time.  These changes in asset size could cause the Fund to incur relatively high transaction costs in managing its portfolio investments, such as increased brokerage commissions.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Performance

The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows how the Fund’s total return has varied from year to year since its inception.  The table shows how the Fund’s average annual returns for 1 year, 5 years, and since its inception compare with those of a broad-based market index.  Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Purisima All-Purpose Fund
(as of December 31)

The Fund’s year-to-date return as of September 30, 2014 was -1.05%.

The Purisima All-Purpose Fund’s highest & lowest quarterly returns:
Highest	1.97%	Quarter ended 6/30/2006
Lowest	-0.43%	Quarter ended 6/30/2013

Average Annual Total Returns (for the periods ended December 31, 2013)
			Since
The Purisima All-Purpose Fund	1 Yr	5 Yrs	Inception
Return before taxes	-1.25%	-0.86%	1.72%
Return after taxes on distributions	-1.25%	-0.95%	0.91%
Return after taxes on distributions and sale of Fund shares	-0.71%	-0.68%	1.06%
Merrill Lynch U.S. Treasury Bills 0-3 Months Index (reflects no deductions for fees, expenses or taxes)	0.07%	0.12%	1.59%

After tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to those who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management

Investment Adviser
Fisher Asset Management, LLC, doing business as Fisher Investments, is the Fund’s investment adviser.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Investment Policy Committee
The Fund is managed by the Adviser’s Investment Policy Committee (IPC), which currently consists of the following four members:

IPC Member	Primary Titles with the Adviser	Managed the Fund Since
Kenneth L. Fisher	Chief Executive Officer, Chief Investment Officer	2005 (Inception)
Jeffrey Silk	Vice Chairman	2005 (Inception)
William Glaser	Executive Vice President Portfolio Management	2011
Aaron Anderson	Senior Vice President of Research	2011

Purchase and Sale of Fund Shares

You may purchase, exchange (into the First American Prime Obligations Fund) or redeem Fund shares on any business day by written request via mail (The Purisima All-Purpose Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), by telephone at 1-800-550-1071, or through a financial intermediary.  You may also purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Type of Account	Minimum Initial Investment	Minimum Additional Investments

Individual, Joint or Gift to Minors Account	$25,000	$1,000

Automatic Investment Plan	$25,000	$100

IRA or Roth IRA	$2,000	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Additional Information About the Investment Objective, Principal and Non-Principal Investment Strategies and Risks

Investment Objective

The Fund’s investment objective as shown in the Summary Section can be changed by the Fund upon 60 days’ prior notice to shareholders.  The following section explains the principal investment strategies that the Adviser uses in pursuit of the Fund’s objective and the major risks to which an investment in the Fund is subject.

Principal Investment Strategies

The Fund anticipates most of the time it will maintain a flexible strategy ranging from defensive to exposure to global equity markets. A defensive strategy is intended to reduce losses from declines in certain markets or even to profit from those market declines. In pursuing either strategy as a non-diversified fund, the Fund may hold domestic and/or foreign (including emerging markets) securities and other instruments that may include derivatives (including futures, options on futures, swaps and exchange-traded notes), money market instruments, common stocks (including small-capitalization stocks) and other equity-like securities (including preferred stock, warrants, rights, and depositary receipts), fixed-income securities (including U.S. Government obligations, sovereign and high-yield debt), shares of other mutual funds and exchange-traded funds. The Fund may also sell securities short. The Fund’s investments in different types of securities may vary significantly based on current or anticipated market conditions.

The Fund may sell securities based on, but not limited to, a shift in the outlook for the appropriateness of the defensive strategy relative to investments in equity markets; a change in security specific fundamentals causing the continued holding of such security to no longer match the strategic attributes for which the purchase was made originally; or the need for risk control or diversification purposes.  The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.  The Fund may sell a given security regardless of how long it has been held in the portfolio, and whether the sale is at a gain or loss.  High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

More About the Fund’s Permitted Principal Investments

Certain of the securities in which the Fund may invest are further described below.

•
Money Market Instruments.  Money market instruments are short-term, high-quality instruments denominated in U.S. dollars or other freely convertible currency including, but not limited to, short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements.

•
Derivatives.  The Fund expects to use derivatives, including futures, options, exchange-traded notes and swaps, to seek additional returns, avoid losses or earn additional income.  Investments are considered derivatives when their value is determined or “derived” from the performance of underlying assets, interest rates or indices in which the security does not actually represent ownership.  The price movements of derivatives may be more volatile than those of other securities, and their use often involves greater than ordinary investment risk.  The Fund may use these techniques both for hedging and non-hedging purposes.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Over the past several years, new legislation and regulations have been adopted for many types of derivatives such as swaps.  The full extent and impact of that additional regulation are not yet known and may not be known for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.  In addition, in early 2012, the U.S. Commodity Futures Trading Commission (the “CFTC”) adopted a final rule that limits the Fund’s ability to use futures in reliance on certain CFTC exemptions.  If the Fund could not satisfy the requirements for the amended exemption, the investment strategy, disclosure and options of the Fund would need to comply with the additional regulations governing commodity pools.

•
Futures and Options.  The Fund may use futures contracts and related options for hedging purposes to offset changes in the value of securities held or expected to be acquired.  They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes.

•
Structured Investments.  Structured investments (e.g., exchange-traded notes) are financial instruments and contractual obligations that are designed to provide a specific risk-reward profile.  Generally, structured instruments combine characteristics of two or more different types of financial instruments.  The terms of these investments may be contractually “structured” by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument.  Structured investments may have certain features of equity and debt securities, but may also have features of derivative instruments.

•
Swap Agreements.  The Fund may invest in swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Risks inherent in the use of swaps of any kind include: (1) swap contract may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Equity-Like Securities. The term equity-like securities, as used in this prospectus, refers to common stock, preferred stock, warrants, rights and depositary receipts.

•
Other Investment Companies and Exchange-Traded Fund (“ETF”).   Other investment companies and ETFs in which the Fund invests may not be able to replicate the exact performance of the indices they track and may result in a loss.  In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

•
Foreign Securities.  The Fund may invest without limitation in securities of foreign issuers through sponsored and un-sponsored depositary receipts or directly in the securities of foreign issuers.  Foreign fixed-income securities that may be purchased by the Fund include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities or foreign central banks; securities of foreign banks and other foreign business entities; securities indexed in or denominated in foreign currencies or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank.

Table of Contents - The Purisima All-Purpose Fund Prospectus

•
Fixed-Income Securities. Fixed-income securities will primarily be investment grade, although the Fund may invest in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s).  The Fund is not limited as to the maturity of its fixed-income investments.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money.  The Fund is not appropriate for all investors, and is not meant to be a complete investment program.  Market conditions can cause securities to lose money rapidly and unpredictably.

•
Money Market Fund Risks.  Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.  In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

•
General Derivatives Risks. The price movements of derivatives may be more volatile than those of other securities, and their use often involves greater than ordinary investment risk.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.  There is no guarantee that the Fund’s use of derivatives will be successful in achieving returns or reducing losses.  Any unlisted options purchased are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.  Additionally, with respect to the Fund’s investment in derivatives, losses could be greater than the amount invested.

•
Futures and Options Risks.  To the extent the Fund invests in futures and options, there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.  There may not always be a liquid secondary market for a futures contract.  As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•
Counterparty Risks.  The use of swaps and exchange-traded notes involves risks that are different from those associated with ordinary portfolio securities transactions.  Swap agreements and exchange-traded notes may be considered to be illiquid.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement or exchange-traded note if the counterparty defaults or becomes bankrupt.

•
Trading Halt Risks.  Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day.  If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument.  If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts.  In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

Table of Contents - The Purisima All-Purpose Fund Prospectus

•
Leverage Risks.  This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the value of shares of the Fund to be more volatile than if leverage was not used.  Leverage may result from certain transactions, including the use of derivatives and borrowing.

•
Credit Risks. The risk that the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations.  The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions.  Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions.  As a result, in instances where the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

•
Swaps Risks.  Risks inherent in the use of swaps of any kind include: (1) swap contract may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•
Structured Investments Risk.  Structured investments such as exchange-traded notes, involve the same risks as those of the underlying asset and of derivative instruments.  In addition, regulatory or tax considerations may change during the term of a structured investment, creating additional risk that the investment may not perform as anticipated.

•
Exchange-Traded Note (“ETN”) Risks.   ETNs do not make periodic coupon payments or provide principal protection.  ETN are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.  A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.  ETNs are also subject to tax risk.

•
General Market Risks.  General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

•
Stock Risks.  Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities.  Recently, the financial markets have experienced a period of extreme stress, which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  These market conditions add significantly to the risk of short-term volatility of a fund.

Table of Contents - The Purisima All-Purpose Fund Prospectus

•
Large Companies Risks. Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Smaller Capitalization Companies Risks.  These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies.  In addition, in many instances, the frequency and volume of their trading is substantially less than are typical of larger companies.  Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations.  Trading in securities of these companies tends to be more costly compared to larger companies.  As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

•
Fixed-Income Securities Risks.  Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).  The market value of all debt obligations is affected by changes in prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes.  If prevailing interest rates decline, the market value of debt obligations generally increases.  If prevailing interest rates increase, the market value of debt obligations generally decreases.  In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

•
Other Investment Companies and Exchange-Traded Fund (“ETF”) Risks.   Other investment companies such as ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Non-Diversification Risks.  Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers.  To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

•	Allocation Risks. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Table of Contents - The Purisima All-Purpose Fund Prospectus

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Foreign Investing Risks. The Fund may purchase foreign securities, including equity-like securities and fixed-income securities.  These securities may involve additional risks, including the possibility that political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation.  Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States.  Also, changes in the value of foreign currencies versus the U.S. dollar can affect the value of the Fund’s foreign investments.  For example, a decline in the value of a foreign currency will reduce the value of foreign investments denominated in that currency.  Foreign investment in certain foreign government debt is restricted or controlled to varying degrees, and the Fund makes no guarantee as to payment of principal or interest of any fixed-income security.  Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, which may reduce the net return to shareholders.

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High Portfolio Transaction Risks. The Adviser may use the Fund as a vehicle to help manage the investments of the Adviser’s separate account and other clients.  Because the Adviser may cause large investments to be made in and out of the Fund relative to its size during such periods, the Fund’s assets could vary significantly from time to time.  These changes in asset size could cause the Fund to incur relatively high transaction costs in managing its portfolio investments, such as increased brokerage commissions.

Non-Principal Investment Strategies and Risks

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Short Sale Transactions.  From time to time, the Fund may engage in short selling activities.  The Fund’s short positions represent stocks that the Fund has borrowed from their owners, and then sold to other investors.  The Fund remains obligated to return the borrowed stocks to their owners.  To do this, the Fund will have to purchase the borrowed stocks back at some point in the future and pay whatever the market price for those stocks may then be.

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Short Sale Risks.  If the price of stocks which the Fund has borrowed and sold to other investors has gone up since the time the Fund borrowed the stocks and sold them, the Fund will lose money on the investment.  Although the Fund’s gain is limited by the amount for which it sold the borrowed security, its potential loss is unlimited.  A mutual fund that engages in short selling is more risky than other mutual funds that do not engage in short selling.

Portfolio Holdings

The Fund’s portfolio holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the annual report and semi-annual report to Fund shareholders, and in the quarterly holdings report on Form N-Q.  Investors may obtain copies of the annual and semi-annual reports free of charge by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-550-1071.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

About The Adviser

Fisher Asset Management, LLC, doing business as Fisher Investments, 5525 NW Fisher Creek Drive, Camas, Washington 98607, is the Fund’s investment adviser.  The Adviser supervises and manages the investment portfolio of the Fund, and subject to such policies as the Board of Trustees may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  As of September 30, 2014, the Adviser managed over $58.6 billion for large corporations, pension plans, endowments, foundations, governmental agencies and individuals.  Kenneth L. Fisher, the founder, Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser, controls the Adviser.  For its services, the Fund pays the Adviser a monthly management fee at a rate equal to 1.00% per annum based upon its average daily net assets.  For the fiscal year ended August 31, 2014, the Adviser waived its entire advisory fee and reimbursed the Fund for a portion of other expenses in order to keep the Fund’s expenses below the expense cap.  As of January 20, 2015, the Adviser has voluntarily agreed to waive the management fee for this Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

Table of Contents - The Purisima All-Purpose Fund Prospectus

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Adviser is available in the semi-annual report to shareholders for the period ended February 28, 2014.

Investment Policy Committee
The Fund is managed by the IPC, which currently consists of the following four members:

IPC Member	Position(s) with Trust	Business Experience During the Past Five Years	Years with the Adviser’s Business
Kenneth L. Fisher	President	Chief Executive Officer, Co-Chief Investment Officer (since June 2012), Chief Investment Officer (1979-May 2012), and Chairman of the Adviser; majority shareholder and Chief Executive Officer of Fisher Investments, Inc.; founder of Fisher Investments as a sole proprietorship in 1979, which incorporated as Fisher Investments, Inc. in 1986 and then reorganized as the Adviser, Fisher Asset Management, LLC, doing business as Fisher Investments, in 2005 with Fisher Investments, Inc. becoming the holding company of the Adviser at that time. Founding member of the Investment Policy Committee.	35
Jeffery Silk	N/A	Vice Chairman (since 2005), Co-Chief Investment Officer (since June 2012). Member of the IPC (since 1988) of the Adviser.	31
William Glaser	N/A	Executive Vice President Portfolio Management (since June 2012), and Research Manager (January 2005 – May 2012) of the Adviser. Member of the IPC (since 2011) of the Adviser.	15

Table of Contents - The Purisima All-Purpose Fund Prospectus

IPC Member	Position(s) with Trust	Business Experience During the Past Five Years	Years with the Adviser’s Business
Aaron Anderson	N/A	Senior Vice President of Research since October 2012 , Research Team Leader (June 2012 - September 2012), Research Manager (January 2011 – May 2012), Content Manager (February 2009 – December 2010), Client Services Program Manager (August 2008 – February 2009), and Research Analyst (March 2006 – August 2008) of the Adviser. Member of the IPC (since 2011) of the Adviser.	9

The Fund’s SAI provides additional information about each IPC member’s compensation, other accounts managed by each IPC member and each IPC member’s ownership of securities in the Fund.

Pricing of Fund Shares

The price you pay when buying Fund shares, and the price you receive when selling (redeeming) Fund shares, is the net asset value of the shares next determined after receipt in “good order” of a complete purchase or redemption request.  “Good order” means that your request contains the Fund’s name, your account number, the amount of your payment (for purchase requests) or the amount to be redeemed (for redemption requests), and the signature(s) of the account owner(s).  The per share net asset value is determined by dividing the total value of its net assets (meaning its assets minus its liabilities) by the total number of shares outstanding at that time.  The net asset value is determined as of the close of regular trading on the New York Stock Exchange on each day it is open for trading.

Shareholder Transactions

Type of Account	Minimum Initial Investment	Minimum Additional Investments

Individual, Joint or Gift to Minors Account	$25,000	$1,000
Automatic Investment Plan	$25,000	$100
IRA or Roth IRA	$2,000	$100

At the discretion of the Adviser, the Fund may waive the minimum initial and additional investment amounts set forth in the table above for investors in the Fund who are (or are related to) clients or employees of the Adviser.

How to Purchase and Redeem Shares

The Fund may not accept your account if you are investing for another person as attorney-in-fact. The Fund also may not accept accounts with a “Power of Attorney” in the registration section of the account application.

Table of Contents - The Purisima All-Purpose Fund Prospectus

How To Open Your Account By Mail

•	Complete the account application that accompanies this Prospectus or obtain an account application by calling 1-800-550-1071.

•	Mail your completed account application directly to:

The Purisima All-Purpose Fund
 c/o U.S. Bancorp Fund Services, LLC
 P.O. Box 701
 Milwaukee, WI 53201-0701

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of account applications, purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

•	To purchase shares by overnight or express mail, please use the following street address:

The Purisima All-Purpose Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

All account applications must be fully completed and accompanied by payment in the form of a check made payable to “The Purisima All-Purpose Fund.”  All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.  The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.  If your check is returned for any reason, a $25.00 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result.  When a purchase is made by check and a redemption is made shortly thereafter, the Fund will delay the mailing of a redemption check until the purchase check clears, which may take as long as 15 calendar days.  If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information from investors as part of the Fund’s anti-money laundering program.  As requested on your account application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted without providing a permanent street address on your account application.  If we do not have a reasonable belief as to the identity of a customer, the account will be rejected, or the customer will not be allowed to perform any transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information or documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Table of Contents - The Purisima All-Purpose Fund Prospectus

How to Open Your Account by Wire

•	To ensure proper credit to your account, please call the transfer agent at 1-800-841-2858 for instructions prior to wiring funds.

•	Initial Investment - By wire

If you are making an initial investment in the Fund, before you wire funds, please contact the transfer agent by telephone to make arrangements with a service representative to submit your completed account application via mail, overnight delivery, or facsimile.  Upon receipt of your account application, your account will be established, and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

•	For Subsequent Investments - By wire

Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

•	Funds should be wired through the Federal Reserve System as follows:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA# 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account# 112952137
Further credit: The Purisima All-Purpose Fund
Name of the Shareholder and Account number

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Fund and U.S. Bank N.A. are not responsible for any consequences of delays resulting from any banking or the Federal Reserve wire system, or from incomplete wiring instructions.

Purchasing Fund Shares through an Automatic Investment Plan

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Under an Automatic Investment Plan, your designated bank or other financial institution debits a preauthorized amount ($100 minimum investment amount) on your account each month and applies the amount to the purchase of Fund shares.  The Fund requires 15 days after the receipt of your request to initiate an Automatic Investment Plan to verify your account information.  The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House.

•	You may adopt the Automatic Investment Plan at the time an account is opened by completing the appropriate section of the account application.

•	To establish the Automatic Investment Plan after an account is opened, an application may be obtained by calling 1-800-550-1071.

•	You will receive a statement on a quarterly basis showing the purchases made under the Automatic Investment Plan.

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•	Redeeming all funds from your account will discontinue your Automatic Investment Plan privileges unless otherwise specified.

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To change the amount of your investment or to terminate the Automatic Investment Plan, please call the transfer agent five days prior to the effective date.  The transfer agent will charge a $25 fee for any returned payment.

Rejection of Orders

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The Fund may reject any purchase order or exchange request for any reason and without prior notice.  Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Fund may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors whose pattern of trading or transaction history involves, in the opinion of the Fund, actual or potential harm to the Fund.  The Fund may notify the investor that a purchase order or an exchange request has been rejected after the day the order is placed or after acceptance by an intermediary.  The Fund’s policy on disruptive trading is described below.

Exchanging Shares

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Shareholders may exchange ($2,500 minimum per transaction) all or a portion of their shares in the Fund for shares in the First American Prime Obligations (Money Market Fund) (the “Money Market Fund”).†  A $5.00 charge will be applied to telephone exchange transactions.

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The value to be exchanged and the price of the shares being purchased will be the net asset value next determined by the Fund after receipt and acceptance of complete instructions for the exchange by the Fund or its agent or subagent.

Automatic Exchange Plan

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You may make automatic monthly exchanges from the Money Market Fund† to your Fund account ($100 minimum per transaction), but you must meet the Fund’s minimum initial investment requirements before an Automatic Exchange Plan is established.

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You may adopt the Automatic Exchange Plan at the time an account is opened by completing the appropriate section of the account application, or you may obtain an application to establish the Automatic Exchange Plan after an account is opened by calling 1-800-550-1071.

†
The Money Market Fund is not affiliated with the Trust.  You must obtain a copy of the Money Market Fund prospectus by calling 1-800-841-2858, and you are advised to read it carefully, before authorizing any investment in shares of the Money Market Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the Trust or the Adviser of an investment in the Money Market Fund and may be changed or canceled by the Trust at any time upon a 60-day notice.  An Affiliate of U.S. Bancorp Fund Services, LLC advises the Money Market Fund.  In addition, the Fund’s (and the Money Market Fund’s) distributor is entitled to receive a fee from the Money Market Fund for distribution services at the annual rate of 0.25% of the average daily net assets of the shares in connection with these exchanges.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Redemptions by Mail

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To redeem shares by mail, simply send an unconditional written request to the Fund specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number.  A request for redemption must be signed exactly as the shares are registered.

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A signature guarantee may be required depending on the type of transaction.  For example, if the proceeds are payable or sent to a person other than the record holder or to a location other than the address of record, each signature must be signature guaranteed (see “Definition of Signature Guarantee” below).  A signature guarantee may also be required if the amount is greater than $25,000.  Please contact the Fund for specific signature guarantee requirements by calling 1-800-550-1071.

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Additional documentation is required for redeeming shares in corporate accounts or the redemption of shares held by persons acting pursuant to a Power of Attorney.  In case of any questions, contact the transfer agent in advance.

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Before redeeming recently purchased shares, please note that if the transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Redemptions by Wire

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To redeem shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day.  The redemption order must be received by the transfer agent before the Fund’s net asset value is calculated for the day.  There will be a charge of up to $15.00 for each domestic wire redemption and $30.00 for each international wire redemption.

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If you elect transactions via wire transfer, you may be required to pay fees, including the wire fee and other fees.  These fees will be deducted directly from your redemption proceeds on any complete redemption.  If you are redeeming only a portion of your account, the fee will be deducted from the remaining balance in your account.

Telephone Redemptions

Telephone trades must be received prior to market close.  During periods of high volumes of market activities, shareholders may encounter longer than usual call waits.  Please allow sufficient time to place your telephone redemption.  Once a telephone redemption has been placed, it cannot be canceled or modified.

•	Shares may be redeemed for accounts with telephone redemption privileges, in amounts of $500 or more and up to $25,000, by calling the transfer agent at 1-800-841-2858.

•	Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Fund.

•	A redemption request in excess of $25,000 must be made following the procedures of redemption by mail.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Systematic Withdrawal Plans

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The Fund offers a Systematic Withdrawal Plan, which allows you to designate that a fixed amount (limited to those shareholders with a balance of $100,000 or greater upon commencement of participation in the Systematic Withdrawal Plan) be distributed to you at regular intervals.

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The required redemption ($500 minimum per transaction) can take place on any day of the month as completed in the account application, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution will be made on the next business day.

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An application for participation in the Systematic Withdrawal Plan may be obtained by calling the transfer agent.  Any changes made to distribution information must be made in writing and signed by each registered holder of the account, and may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable authentication from a financial institution source.  Changes or terminations should be submitted to the transfer agent five days prior to the effective date.

Buying and Selling Shares through Broker Dealers

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You may be able to buy and sell shares of the Fund through certain brokers (and their agents) that have executed an agreement to sell Fund shares.  You may be charged a fee if you place an order with such a broker or its authorized agent.  You will receive the price currently available when the broker-dealer receives the order.

Fraud

The Fund reserves the right to reject any telephone redemption or exchange requests and the telephone redemption or exchange privilege may be modified or terminated at any time on 30 days’ notice to shareholders.

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In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine.  One of the procedures used to determine authenticity requires you to provide your account number or other identifying information if you are electing to redeem or exchange by telephone.

•	All such telephone transactions will be tape-recorded, and you will receive a confirmation in writing.

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The Fund may implement other procedures from time to time.  If reasonable procedures are not implemented, the Fund and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions.  In all other cases, the shareholder is liable for any loss for unauthorized transactions.

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In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement, and you may need to redeem shares by writing to the transfer agent at the address listed above.

•	If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the transfer agent at the address listed above.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Definition of Signature Guarantee

Signature guarantees generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the transfer agent within the last 15 days;

•	For redemptions in excess of $25,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Policy on Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment, which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

Right to Reject or Restrict Purchase and Exchange Orders

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity.  The Fund reserves the right to modify these policies at any time without shareholder notice.

In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order and/or terminate or restrict the exchange privilege of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.  With respect to direct shareholder accounts, the Fund currently considers a redemption or exchange out of the Fund four times within any 12-month period to be disruptive. Investors who have not engaged in disruptive trading may also be prevented from exchanging or purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.  Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that the Fund’s policies and procedures will be effective.

Table of Contents - The Purisima All-Purpose Fund Prospectus

Monitoring Trading Practices

The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Distributor has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce their frequent trading policies.

Risks of Disruptive Trading

Disruptive trading of Fund shares may adversely affect Fund performance and the interests of long-term investors.  Volatility resulting from excessive purchases or sales or exchanges of Fund shares, especially those involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies.  In particular, disruptive trading may:

•	require the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market;

•	require the Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions; and

•	increase brokerage commissions and other portfolio transaction expenses because securities are constantly being bought and sold by the Fund as assets move in and out.

The Fund’s investments in foreign securities may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit Fund share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m., Eastern Time).  In addition, to the extent the Fund significantly invests in small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

Fair Value Pricing

The Fund has adopted fair valuation procedures for use in appropriate circumstances.  If no price, or in the Adviser’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security shall be fair valued.  The Board of Trustees has delegated to the Adviser the authority to approve fair value determinations in any situation that would impact the Fund’s net asset value by less than a penny per share.  If the proposed valuation would impact the Fund’s net asset value by a penny or more per share, then the Valuation Committee of the Board of Trustees meets to determine an appropriate price.  In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m., Eastern Time.  The Fund expects to use fair valuation only in limited circumstances, such as when trading for a security is halted during the trading day or a security is thinly traded.  Fair value pricing involves judgments that are inherently subjective and inexact, and it is not possible to determine with certainty when, and to what extent, an event will affect a market price.  As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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Shareholder Reports and Information

The Fund will provide statements and reports regarding the status of your investment account. After each transaction that affects the account balance or account registration, you will receive a confirmation statement (except for Automatic Investment Plan transactions, which generate quarterly confirmations of all automatic transactions).  All shareholders also receive quarterly account statements.  Financial reports are provided to shareholders on a semi-annual basis.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-841-2858 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Inactivity Period

Your Fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Dividends and Distributions

The Fund intends to pay dividends from net investment income, if any, annually and distribute substantially all net realized capital gains, if any, at least annually.  The Fund may make additional distributions if necessary to avoid the imposition of a 4% excise tax imposed on net income or other tax on undistributed income and capital gains.  You may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund or paid in cash as designated on the account application.  You may change your election at any time by sending written notification to the Fund.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

The election is effective for distributions with a dividend record date at least five days after the date the Fund receives notice of the election.  Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Dividends and capital gains distributions, if any, will reduce the net asset value of the Fund by the amount of the dividend or capital gains distribution, so that a purchase of Fund shares shortly before the record date for a distribution may result in the receipt of taxable income that, in essence, represents a return of capital.

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Taxes

The Fund may make distributions taxable to you as either ordinary income or capital gains.  Dividends are taxable as ordinary income.  The rate you pay on capital gains distributions will depend on how long the Fund held the securities generating the capital gains, not on how long you as a shareholder owned your Fund shares.  Distributions and dividends that are reinvested will receive the same tax treatment as distributions and dividends that are received in cash.

Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders if they have not provided their correct taxpayer identification number.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and sale price of the Fund shares you sell, you may have a gain or loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  An exchange of Fund shares for shares of any other fund will be treated as a sale of the Fund’s shares and subject to the same tax consequences.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not federal income tax should be withheld.  Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to a 10% withholding.

This section is a brief summary of some important federal tax considerations.  There might be additional federal, state and local tax consequences to you as a shareholder.  You should consult your tax professional about the consequences of investing in the Fund unique to your tax situation.

Rule 12b-1 Fees

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Adviser, as Distribution Coordinator, a fee for the sale and distribution of its shares.  The maximum annual amount of the fee authorized is 0.25% of the Fund’s average daily net assets, but the Trustees presently have not authorized any such payments, and Trustee approval would be required prior to imposing such payments on any class of shares.  Shareholders would be provided with 60 days’ notice prior to the Fund instituting any 12b-1 fees.  Should the Plan be implemented, over time, the 12b-1 fees will increase the cost of a shareholder’s investment in the Fund.

Index Description

Merrill Lynch U.S. Treasury Bills 0-3 Months Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund, assuming reinvestment of all dividends and distributions.  This information has been audited by Tait, Weller & Baker, LLP, the Fund’s independent registered public accounting firm.  Tait, Weller & Baker, LLP’s report and the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

For a capital share outstanding throughout each year.

The Purisima All-Purpose Fund Year Ended August 31,

	2014	2013		2012	2011	2010

Net asset value, beginning of year	$9.55	$9.68		$9.82	$9.95	$10.19

Income (loss) from investment operations:
Net investment income loss	(0.13)	(0.13	) (1)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	— (2)	—		— (2)	(0.03)	—
Total loss from investment operations	(0.13)	(0.13)		(0.14)	(0.13)	(0.10)

Less distributions:
From net investment income	—	—		—	—	(0.14)
Total distributions	—	—		—	—	(0.14)

Net asset value, end of year	$9.42	$9.55		$9.68	$9.82	$9.95

Total return	(1.36)%	(1.34)%		(1.43)%	(1.31)%	(0.96)%

Ratios/supplemental data:
Net assets, end of year (thousands)	$47.5	$48.2		$48.9	$49.5	$50.2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	318.37%	310.49%		315.77%	304.53%	294.12%
After fees waived and expenses absorbed or recouped	1.50%	1.50%		1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets (3)	(1.34)%	(1.37)%		(1.40)%	(1.06)%	(0.96)%

Portfolio turnover rate	0.00%	0.00%		0.00%	0.00%	0.00%

(1) Per share net investment loss has been calculated using the daily average share method.
(2) Amount represents less than $0.01 per share.
(3) Net of fees waived.

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PRIVACY NOTICE

FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and payment history
• Account balances and account transactions
• Assets and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Purisima Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	No
For non-affiliates to market to you	No	No

Questions?	Call 1-800-550-1071
Who we are
Who is providing this notice?	The Purisima Funds

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What we do
How do The Purisima Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.  The Purisima Funds has adopted internal policies to protect your non-public personal information.

How do The Purisima Funds collect my personal information?
We collect your personal information, for example, when you

• Open an account or provide account information
• Make deposits or withdrawals from your account or make a wire transfer
• Give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Our affiliate is Fisher Investments.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Purisima Funds does not share with non-affiliates so they can market to you.

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Definitions
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Purisima Funds does not jointly market.

Other important information

This privacy notice applies to individual consumers who are customers or former customers.  This privacy notice replaces all previous notices of our consumer privacy policy, and may be amended at any time.  We will keep you informed of changes or amendments as required by law.

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Table of Contents - The Purisima All-Purpose Fund Prospectus

The Purisima Funds

For investors who want more information about The Purisima All-Purpose Fund (the “Fund”), the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the Fund’s annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

The Purisima Funds
The Purisima All-Purpose Fund
c/o Fisher Investments
5525 NW Fisher Creek Drive
Camas, WA 98607
Telephone: 1-800-550-1071

You can review and copy information about the Fund, including the Fund’s reports and SAI, at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  You can get copies of the Fund’s reports and SAI and other information:

•	Free of charge from the SEC’s Internet website at http://www.sec.gov.

•	For a fee, by writing to the Public Reference Room of the SEC, 100 “F” Street, N.E., Washington, D.C. 20549-1520.

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Because shares of the Fund are not generally made available to the public at large, the Fund’s SAI and shareholder reports are not available on its Internet website.

(The Purisima Funds’ SEC Investment Company Act file number is 811-07737.)
Table of Contents - The Purisima All-Purpose Fund Prospectus